Note 9 - Office Properties and Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]
9.        OFFICE PROPERTIES AND EQUIPMENT

Office properties and equipment consisted of the following at December 31 (in thousands):

	2012	2011

Land and land improvements	$5,838	$5,937
Buildings and improvements	21,279	21,400
Furniture and equipment	5,953	7,246
Automobiles	213	271

Total	33,283	34,854

Accumulated depreciation	(12,649)	(13,413)

Office properties and equipment—net	$20,634	$21,441

Depreciation expense for each of the years ended December 31, 2012 and 2011 was approximately $1.4 million.

At December 31, 2012, office properties and equipment included two properties totaling $565,000 held for sale carried at the lower of carrying amount or fair value less cost to sell. No impairment loss was recognized on these properties for the year ended December 31, 2012.

During the year ended December 31, 2012, the Bank closed three branch locations resulting in a net gain on sale of approximately $147,000.  One location with a net book value of approximately $113,000 was sold for $237,500 resulting in a gain on sale of approximately $123,000, net of closing costs.  The second branch was a leased facility with no remaining book value at the time of the sale.  The leasehold improvements were sold for $23,500 resulting in a gain on sale of $23,500 and the lease was transferred to the purchaser.  The location of the third branch closing was converted to the Bank's loan processing center in Northwest Arkansas.  Customers from closed branch locations are being serviced by other Bank branch locations in the area.  As a result, these branch closings are not reported as discontinued operations.

Pursuant to the terms of noncancelable lease agreements in effect at December 31, 2012, pertaining to banking premises and equipment, future minimum rent commitments (in thousands) under various operating leases are as follows:

Years Ending December 31

2013	$160
2014	160
2015	160
2016	160
2017	160
2018 and thereafter	27

Total	$827

The leases contain options to extend for periods from five to twenty-five years.  The cost of rentals in the renewal periods are not included above.  Total rent expense for the years ended December 31, 2012 and 2011 amounted to $298,000 and $257,000, respectively.

The Bank also leases certain of its banking premises to third parties under operating lease agreements.  The following is a schedule by years of minimum future rentals on noncancelable operating leases (in thousands):

Years Ending December 31

2013	$19
2014	3

Total	$22

The leases contain options to extend for periods up to ten years.  Such rentals are not included above.  Total rental income for the years ended December 31, 2012 and 2011 amounted to $66,000 and $67,000, respectively.